                              ARTHUR ANDERSEN LLP

                                                                    Exhibit 23.1
                                                                    ------------


                         CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 20, 1998 included in EG&G, Inc.'s Form 10-K for the year ended December 28, 1997 and to all references to our Firm included in this registration statement.


                                             /s/ Arthur Andersen LLP


Boston, Massachusetts
January 20, 1999